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                                                                   EXHIBIT 10.19

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE (this "Second Amendment") is made and entered into effective as of December 31, 2003 (the "Effective Date"), by and between THREE & TWO ENTERPRISES, L.L.C., an Arizona limited liability company ("Landlord"), and MOBILE MINI, INC., a Delaware corporation ("Tenant"). Capitalized terms used in this Second Amendment without definition shall have the respective meanings ascribed to them in the Lease (as hereinafter defined).

                                    RECITALS:

         WHEREAS, Landlord, as successor-in-interest to Steven G. Bunger, a married individual dealing with his sole and separate property; Michael J. Bunger, a married individual dealing with his sole and separate property; Carolyn A. Clawson, a married individual dealing with her sole and separate property; Jennifer J. Blackwell, a married individual dealing with her sole and separate property; and Susan E. Bunger, a single individual and Tenant, as successor-in-interest to Mobile Mini Storage Systems, a sole proprietorship of Richard E. Bunger, executed that certain Lease dated January 1, 1994 (the "Lease"), relating to the Premises known and identified as 1485 West Glenn, Tucson, Arizona (the "Lease"). A copy of the Lease is attached hereto as Exhibit "A" and by this reference made a part hereof.

         WHEREAS, Tenant desires to provide for the extension of the term of the Lease, and Landlord has agreed to such provision, subject to the terms and conditions set forth herein.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the above premises, the mutual covenants hereinafter expressed, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Effective Date. The terms and provisions of this Second Amendment shall be effective as of the Effective Date.

         2. Term. Section 1.3 of the Lease is hereby amended and restated in its entirety to read as follows:

                           "2.      TERM: The term of this Lease shall be for 60
                  months, commencing on January 1, 2004 and expiring on December 31, 2008.

         3. Binding Effect This Second Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

         4. Governing Law. This Second Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Arizona without regard to its conflicts of laws principles.

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         5.       Effect of Second Amendment. All of the terms, covenants,
conditions and provisions of the Lease are hereby reinstated, ratified, affirmed and remain in full force and effect, as modified by this Second Amendment.

         6. Counterpart Execution. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed as of the date First above written.

                                            LANDLORD:

                                            THREE & TWO ENTERPRISES, L.L.C., an
                                            Arizona limited liability company

                                            By:
                                               ---------------------------------

                                            Name: Steven Bunger

                                            Its: Member

                                            TENANT:

                                            MOBILE MINI, INC., a Delaware
                                            corporation

                                            By:
                                               ---------------------------------

                                            Name: Larry Trachtenberg

                                            Its: Chief financial Officer

             [Signature Page to Second Amendment to Lease Agreement]

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                                    EXHIBIT A
                                       to
                            SECOND AMENDMENT TO LEASE

                                      LEASE

                                 (see attached)